UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 24, 2007
SEANERGY MARITIME CORP.
(Exact Name of Registrant as Specified in Charter)

Republic of Marshall Islands	001-33690	98-0529217

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10, Amfitheas Avenue, Athens, Greece, 17564 P. Faliro

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 30 210 9406900
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 28, 2007, Seanergy Maritime Corp. (the “Company”) consummated the initial public offering (the “IPO”) of 23,100,000 units (the “IPO Units”), which includes 1,100,000 Units exercised as part of the Underwriters’ over-allotment option, each unit (the “Unit”) consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), and one warrant (the “Warrant”) to purchase one share of Common Stock, pursuant to the registration statements on Form F-1 (File No. 333-144436 and 333-146281) (the “Registration Statement”). In connection with the IPO, the Company entered into various agreements, including an underwriting agreement, investment management trust agreement, stock escrow agreement, registration rights agreement and warrant agreement. The purpose of this Current Report on Form 8-K is to file such agreements, as executed in connection with the IPO.
     Underwriting Agreement
     On September 24, 2007, the Company entered into an underwriting agreement (the “Underwriting Agreement”) relating to the sale of the IPO Units. A copy of the Underwriting Agreement, entered into by and between the Company and Maxim Group LLC (“Maxim”), as representative of the underwriters (collectively, the “Underwriters”), is attached as Exhibit 10.1 hereto and is incorporated by reference herein.
     Pursuant to the terms of the Underwriting Agreement, the sale of the Units occurred on September 28, 2007 at a purchase price of $9.40 (the offering price to the public of $10.00 per Unit minus the underwriters’ discount of $0.225 per Unit and deferred underwriters’ discount of $0.375 per Unit). A portion of the proceeds of the Private Placement and all of the proceeds of the IPO and the Underwriters’ partial exercise of its over-allotment option (as described below) were placed into the Trust Account (as defined below) and shall be released to the Company upon the consummation of a business combination (as described in the Registration Statement, the “Business Combination”).
     The Underwriting Agreement provided for an underwriters’ discount in an amount equal to 6% of the gross proceeds of the IPO and for a non-accountable expense allowance payable to Maxim in an amount equal to 1% of the gross proceeds from the sale of the IPO Units (of which $50,000 has been previously paid). Maxim agreed that a portion of the underwriters’ discount would be deposited into the Trust Account and payable to Maxim upon the consummation of the Business Combination and then only with respect to those Units as to which the component Common Stock have not been redeemed in connection with the Business Combination.
     The Company also granted the Underwriters a 45-day option to purchase up to an additional 3,300,000 Units from the Company on the same terms and at the same price as the 22,000,000 Units to cover over-allotments, if any. The Underwriters have partially exercised their over-allotment option in the amount of 1,100,000 Units. The Underwriter still may exercise the 2,200,000 Units left pursuant to the Underwriters over-allotment option. The Company has also agreed to sell to Maxim for $100 an option (the “Maxim Option”) to purchase up to 1,000,000 Units at an exercise price of $12.50 per Unit. A copy of the Maxim Option is attached as Exhibit 4.2 hereto and is incorporated by reference herein. The Units issuable upon exercise of the Option are identical to the IPO Units. The Maxim Option is exercisable commencing on the date that is 6 months from the Effective Date of the Registration Statement (the “Effective Date”) and expiring on the five-year anniversary of the Effective Date. The Maxim Option contains certain transfer restrictions and anti-dilution provisions. In addition, the holder of the Maxim Option is entitled to demand and “piggyback” registration rights for a period of five years and seven years, respectively from the Effective Date.
     In accordance with the Underwriting Agreement, Georgios Koutsolioutsos, Panagiotis Zafet, Simon Zafet, Alexios Komninos and Ioannis Tsigkounakis (each an officer and director of the Company and collectively the “Private Placement Investors”) agreed to purchase from the Company an aggregate of 16,016,667 warrants (the “Private

Placement Warrants”) at a purchase price of $0.90 per Private Placement Warrant in a private placement (the “Private Placement”) pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). Such Private Placement was consummated (pursuant to an amended and restated subscription agreement) immediately prior to the consummation of the IPO.
     The Warrants underlying the Units are exercisable for the period commencing on the later of the completion of a Business Combination or September 24, 2008 and terminating on September 24, 2011. The Company may redeem the outstanding Warrants (including any warrants issued upon exercise of the Maxim Option), in whole and not in part, at a price of $0.01 per Warrant at any time after the Warrants become exercisable upon a minimum of 30 days’ prior written notice and if, and only if, the last closing sales price of the Common Stock equals or exceeds $14.25 per share for any 20 trading days within a 30-day trading period ending three business days before the Company sends notice of redemption. The Private Placement Warrants may not be redeemed by the Company and may be exercised on a cashless basis so long as they are held by the initial holders thereof or their permitted transferee. Pursuant to the Underwriting Agreement, the Company has engaged Maxim, on a non-exclusive basis, as the Company’s agent for the solicitation of the exercise of Warrants. The Company shall pay Maxim a commission equal to 5% of the cash proceeds received upon exercise of the Warrant for each Warrant exercised more than one year after the Effective Date.
     Maxim is also entitled to appoint a designee as an advisor to the Company’s board of directors, which advisor shall serve for a period of no less than two years from the Effective Date. Such advisor shall attend meetings of the board of directors and shall he reimbursed for all costs incurred in attending such meetings.
     The Underwriting Agreement also includes certain customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.
     Investment Management Trust Agreement
     On September 24, 2007, the Company entered into an investment management trust agreement (the “Investment Management Trust Agreement”) with Continental Stock Transfer & Trust Company (“Continental”) as trustee. A copy of the Investment Management Trust Agreement is attached as Exhibit 10.2 hereto and is incorporated by reference herein.
     Pursuant to the Investment Management Trust Agreement, a portion of the Private Placement proceeds and all of the proceeds from the IPO and the Underwriter’s over-allotment option will be placed into a trust account (the “Trust Account”) at Deutsche Bank Trust Company Americas, Inc. and maintained by Continental as trustee. Of this amount, $4,500,000 (plus $412,500 in connection with the over-allotment option) represents the deferred underwriters’ discount, which amount shall be payable to Maxim upon the consummation of a Business Combination. The funds in the Trust Account will not he released until the earlier of the consummation of a Business Combination or the Company’s dissolution and liquidation; provided, however, the Company shall be permitted to draw certain amounts from the interest income earned on the Trust Account under limited exceptions such as paying taxes payable on interest income.
     As provided in the Investment Management Trust Agreement the Company will make quarterly distributions in U.S. dollars of interest earned on the Trust Account, subject to certain exclusions as described in the Registration Statement. Accordingly, holders of the Common Stock underlying the Units (the “Public Stockholders”) shall be entitled to receive funds from the Trust Account, other than distributions of quarterly interest earned on the Trust Account, only in the event the Company dissolves and liquidates. Furthermore, Public

Stockholders seeking to redeem their shares of Common Stock in connection with voting against a Business Combination shall be entitled to receive $10.00 per share, in the event a Business Combination is consummated, all sums remaining in the Trust Account shall be released to the Company and there will be no restriction on the Company’s use of such funds.
     Stock Escrow Agreement
     On September 28, 2007, the Company entered into a stock escrow agreement (the “Stock Escrow Agreement”) with each of the initial stockholders (the “Investors”) of the Company, which Initial Stockholders include all of the Company’s directors and officers, and Continental as escrow agent. A copy of the Stock Escrow Agreement is attached as Exhibit 10.3 hereto and is incorporated by reference herein.
     Pursuant to the Stock Escrow Agreement, the Initial Stockholders placed the shares of Common Stock they owned prior to the IPO (the “Insider Shares”) into an escrow account maintained by Continental. Subject to limited exceptions, the Insider Shares shall not be transferable for a period (the “Escrow Period”) until the date that is 12 months after the consummation of a Business Combination. During the Escrow Period, the Initial Stockholders shall retain all other rights as stockholders, including, without limitation, the right to vote their Common Stuck and the right to receive cash dividends.
     Registration Rights Agreement
     On September 28, 2007, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Stockholders. A copy of the Registration Rights Agreement is attached as Exhibit 10.4 hereto and is incorporated by reference herein.
     Pursuant to the Registration Rights Agreement, a majority-in-interest of the 5,500,000 shares of common stock owned or held by Investors prior to the Effective Date of the Company’s IPO (the “Registrable Securities”) may make a written demand for registration for all or part of their Registrable Securities, on up to two occasions at any time and from time to time on or after the date on which shares are disbursed from escrow pursuant to the Stock Escrow Agreement. In addition, the Investors shall have “piggyback” registration rights with respect to the Registrable Securities commencing on the date on which the Insider Shares are released From escrow pursuant to the Stock Escrow Agreement. Furthermore, a majority-in-interest of the Private Placement Investors shall be entitled to require the Company, on up to two occasions at any time after the Company has completed a Business Combination, to register the share of Common Stock underlying the Private Placement Warrants; provided, however, that any such registration shall not become effective prior to the completion of the Company’s initial Business Combination. The Private Placement Investors shall also have “piggyback” registration rights with respect to the Common Stock underlying the Private Placement Warrants commencing on the date of which the Company has completed a Business Combination. The Company shall bear the expenses incurred in connection with the filing of any such registration statements.

     Warrant Agreement
     On September 24, 2007, the Company entered into a warrant agreement (the “Warrant Agreement”) with Continental pursuant to which Continental shall act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants underlying the IPO Units (the “Public Warrants”) , the Warrants underlying the Maxim Option (the “Maxim Warrants”) and the Private Placement Warrants (the “Private Warrants” and collectively with the Public Warrants and the Maxim Warrants, the “Company Warrants”). A copy of the Warrant Agreement is attached as Exhibit 4.1 hereto and is incorporated by reference herein.
     The Warrant Agreement provides for, among other things, the form and provisions of the Company Warrants. Furthermore, the Warrant Agreement provides the manner in which the Company Warrants may be exercised and how Maxim shall collect its warrant solicitation fee payable in accordance with the Underwriting Agreement. The Warrant Agreement also contains certain transfer restrictions and anti-dilution provisions, the manner in which the Company Warrants may be redeemed and the registration rights related to the Representative’s Warrants and the Private Placement Warrants.
     Letter Agreements
     On September 24, 2007, the Company entered into a letter agreement (the “Letter Agreement” and collectively, the “Letter Agreements”) with each of the eight directors of the Company. The Letter Agreements provide for, among other things, that if the Company fails to consummate a business combination, each director agrees to take all action reasonably within his power to dissolve the Company and distribute all funds held in the Trust Account. Each director also waives any right or title to the funds within the Trust Account.
Item 8.01. Other Events
     On September 28, 2007, the IPO of 23,100,000 units, which includes 1,100,000 units exercised pursuant to the Underwriters’ over-allotment option, of the Company was consummated. Each IPO Unit consists of one share of common stock, $.0001 par value per share, and one warrant to purchase one share of Common Stock. The IPO Units were sold at an offering price of $10.00 per Unit, generating aggregate gross proceeds of $231,000,000.
     Immediately prior to the IPO, the Company completed a private placement of 16,016,667 warrants to all of its executive officers. Audited financial statements as of September 28, 2007 reflecting receipt of the proceeds upon consummation of the IPO, the private placement and the partial exercise of the Underwriters’ over-allotment option have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

4.1	Warrant Agreement, dated September 24, 2007, by and between Seanergy Maritime Corp. and Continental Stock Transfer & Trust Company

4.2	Unit Purchase Option, dated September 28, 2007, in favor of Maxim Group LLC

10.1	Underwriting Agreement, dated September 24, 2007, by and between Seanergy Maritime Corp. and Maxim Group LLC, as representative of the underwriters

10.2	Investment Management Trust Agreement, dated September 24, 2007, by and between Seanergy Maritime Corp. and Continental Stock Transfer & Trust Company

10.3	Stock Escrow Agreement, dated September 28, 2007, by and among Seanergy Maritime Corp., the initial stockholders named therein and Continental Stock Transfer & Trust Company

10.4	Registration Rights Agreement, dated September 28, 2007, by and among Seanergy Maritime Corp. and the investors named therein

10.5	Letter Agreement by Panagiotis Zafet, dated September 24, 2007

10.6	Letter Agreement by Georgios Koutsolioutsos, dated September 24, 2007

10.7	Letter Agreement by Simon Zafet, dated September 24, 2007

10.8	Letter Agreement by Alexis Komninos, dated September 24, 2007

10.9	Letter Agreement by Ioannis Tsigounakis, dated September 24, 2007

10.10	Letter Agreement by George Hamawi, dated September 24, 2007

10.11	Letter Agreement by Roland Beberniss, dated September 24, 2007

10.12	Letter Agreement by Elias M. Culucundis, dated September 24, 2007

99.1	Audited Financial Statements

99.2	Press Release, dated September 28, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2007	SEANERGY MARITIME CORP.
	By:	/s/ Panagiotis Zafet
		Name:	Panagiotis Zafet
		Title:	Chief Executive Officer and Co-Chairman of the Board of Directors